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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) December 30, 2004
                                                 -----------------

                               HMI INDUSTRIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                     2-30905               36-1202810
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(State or Other Jurisdiction       (Commission    (I.R.S. Employer Incorporation
  of Organization)                 File Number)        or Identification No)


                              13325 Darice Parkway
                                     Unit A
                            Strongsville, Ohio 44149
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              (Address of Principal Executive Offices and Zip Code)

                                 (440) 846-7800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective on December 30, 2004, an amendment of our credit facility agreement was executed with our lender. The amendment extended the maturity date of our line of credit, which previously expired on December 31, 2004, until March 31, 2005. Additionally, we agreed to reduce the facility availability from $3,000,000 to the original $2,000,000 credit limit. The purpose of the additional $1,000,000 availability, to assist with the build-up of inventory associated with new product launches, has been fulfilled and consequently the borrowing capacity is no longer necessary. The amended agreement carries an interest rate of prime plus one percent and covenants similar to the previously amended loan agreement.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Listed below are the exhibits files as part of this report.

10.01     Material Contracts~
             U.S. Bank N.A. Amendment to Revolving Credit Note, dated as of December 30, 2004, attached.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HMI Industries Inc.
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                                       (Registrant)


Date:  January 3, 2005                 By:  /s/  Julie A. McGraw
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                                       Vice-President, Chief Financial Officer
                                       and Treasurer